SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

TII NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
DELAWARE
(State of Incorporation)
1-8048		66-0328885
(Commission File No.)		(IRS Employer Identification No.)
141 Rodeo Drive, Edgewood, New York 11717
(Address of Principal Executive Offices) (Zip Code)
(631) 789-5000
(Registrant's telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement  communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) .

Item 8.01	Other Events.

        On August 14, 2007, the Company issued a press release announcing that it has been selected to provide various station electronics and surge protection products to support Australia’s largest telecommunications service provider. The Company estimates that this arrangement will generate revenues of approximately $6,000,000 over the next three years. Shipments are expected to begin in the fourth quarter of 2007.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	The Company's press release dated August 14, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2007	TII NETWORK TECHNOLOGIES, INC By: /s/ Jennifer E. Katsch Jennifer E. Katsch Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	The Company's press release dated August 14, 2007.